SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


       Date of Report (Date of earliest event reported): December 29, 1997


                          MILLENNIUM ELECTRONICS, INC.
                          ----------------------------
              (Exact name of registrant as specified in it charter)



       Nevada                     000-22515                   33-0750730
       ------                     ---------                   ----------
  (State of incorporation)       (Commission                (I.R.S. Employer
                                 File Number)            Identification Number)


      31642 South Coast Highway, Suite 100, Laguna Beach, California 92699
      --------------------------------------------------------------------
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (714) 499-0877
       ------------------------------------------------------------------

Item 5.       OTHER EVENTS

              The Company's outstanding Common Stock Purchase Warrants and certain options to purchase the Company's common stock (collectively, the "Warrants") originally issued by Beacon Capital Investment, Inc., the Company's predecessor, are scheduled to expire December 31, 1997. Effective December 29, 1997, the Company's Board of Directors adopted resolutions which extended the exercise period of the Warrants to January 31, 1998.

              If the Company's Common Stock issuable upon the exercise of the Warrants requires registration, the Company has authority to suspend the exercise of the Warrants until such registration is obtained.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                MILLENNIUM ELECTRONICS, INC.



Date:  January 13, 1998                        By:  /s/ Troy D. Barnes
               ---                                  --------------------------
                                                          Troy D. Barnes
                                                          President







                                        -2-